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                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 26, 2001 relating to the financial statements and financial statement schedule of Aware, Inc., which appears in Aware, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.

/s/  PricewaterhouseCoopers LLP

Boston, MA
May 30, 2001